Prospectus Supplement
John Hancock Funds II (the Trust)
John Hancock High Yield Fund (the fund)
Supplement dated September 26, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
At its meeting held on September 24-26, 2024, the Board of Trustees (the “Board”) of the Trust, of which John Hancock High Yield Fund (“JHF II High Yield”) is a series, voted to recommend that the shareholders of JHF II High Yield approve a reorganization, that is expected to be tax-free, of JHF II High Yield into John Hancock High Yield Fund (“High Yield”, and together with JHF II High Yield, the “Funds”), a series of John Hancock Bond Trust, as described below (the “Reorganization”). Shareholders of record as of October 30, 2024, will be entitled to vote on the Reorganization.
Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about January 14, 2025, JHF II High Yield would transfer all of its assets to High Yield in exchange for Class R6 shares of High Yield. High Yield would assume substantially all of JHF II High Yield’s liabilities. The corresponding shares of High Yield would then be distributed to JHF II High Yield’s shareholders, and JHF II High Yield would be terminated. If approved by JHF II High Yield’s shareholders, the Reorganization is expected to occur as of the close of business on or about February 7, 2025 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is expected to be available on or about November 7, 2024.
JHF II High Yield will remain open to purchases and redemptions from existing shareholders until the Closing Date. JHF II High Yield will not accept orders from new investors to purchase shares of JHF II High Yield, effective as of the close of business on October 28, 2024. However, discretionary fee-based advisory programs and/or certain retirement accounts that include JHF II High Yield as an investment option as of the close of business on October 28, 2024, may continue to make JHF II High Yield shares available to new and existing accounts.
Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of JHF II High Yield.
To satisfy an Internal Revenue Service requirement, JHF II High Yield hereby designates the maximum amount of the net long-term gains earned, if any, as a capital gain dividend, with respect to JHF II High Yield’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding JHF II High Yield or High Yield, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the Funds’ toll-free telephone number: 800-344-1029 (JHF II High Yield), and 888-972-8696 (High Yield). The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
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